February 6, 1997
                   DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION IN THE FUND'S
PROSPECTUS UNDER THE CAPTION "INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES."
          U.S Treasury securities include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to protect investors against inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if the rate of inflation increases, the principal and interest payments on the TIPS also increase, protecting investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.
          In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if the rate of inflation rises will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND-CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT."
        Mellon Bank, N.A., located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian.
                                                                    542s020697